SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the Appropriate Box:

/ / Preliminary Proxy Statement

/ / Confidential for Use of Commission Only

/x/ Definitive Proxy Statement

/ / Definitive Additional Materials
/ / Soliciting Materials Pursuant to SS.240.14a-11(c) or SS.240.14a-12


                                 TENGASCO, INC.
   --------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


   --------------------------------------------------------------------------
       (Name of person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box)

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     Item 22(a)(2) of Schedule 14A.

/ /  Fee computed on table below per Exchange Act Rules 14A-6(i)(4) and O-11.

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/_/  Fee paid previously by written preliminary materials.

/_/ check box if any part of the fee is offset as provided by Exhange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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

                                     [Logo]



May 21, 2001

Dear Tengasco Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Tengasco, Inc. (the "Company"), to be held on June 26, 2001, at 10:00 A.M. at Club Leconte, First Tennessee Plaza, 800 South Gay Street, Knoxville, Tennessee 37929. The accompanying Notice of Annual Meeting of Shareholders and the Proxy Statement describe the matters to be acted upon at the Meeting. We urge you to read this information carefully. Also included in this package is the Company's 2000 Annual Report. The Annual Report is in summary form and contains our Letter to Shareholders and Highlights of Operations. You will find the Company's Audited Consolidated Financial Statements included as part of the Annual Report. After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy card in the enclosed prepaid envelope to ensure that your shares will be represented. Your shares cannot be voted unless you sign, date and return the enclosed proxy card or attend the Annual Meeting in person. Regardless of the number of Shares you own, your vote on these matters is important. On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.


Sincerely,

/s/ M. E. Ratliff
-----------------
M. E. Ratliff,
Chief Executive Officer

                                 TENGASCO, INC.
                                 603 MAIN AVENUE
                           KNOXVILLE, TENNESSEE 37902

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  JUNE 26, 2001

TO THE STOCKHOLDERS:

     Notice is hereby given that the 2001 annual meeting of stockholders (the "Annual Meeting") of Tengasco, Inc. (the "Company") has been called for and will be held at 10:00 A.M., local time, on Tuesday, June 26, 2001, at the Club LeConte, First Tennessee Plaza, 800 South Gay Street, Knoxville, Tennessee 37929 for the following purposes:

     1. To elect Joseph E. Armstrong, Benton L. Becker, Edward W.T. Gray III, Robert D. Hatcher, Jr., Shigemi Morita, Malcolm E. Ratliff and Allen H. Sweeney, to the Board of Directors to hold office until their successors shall have been elected and qualify;

     2. To approve the Tengasco, Inc. Stock Incentive Plan;

     3. To ratify the appointment by the Board of Directors of BDO Seidman, LLP to serve as the independent certified public accountants for the current fiscal year; and

     4. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on May 4, 2001 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices at 603 Main Avenue, Knoxville, Tennessee 37902, for ten (10) days prior to June 26, 2001.

                                      By Order of the Board of Directors

                                      Malcom E. Ratliff, CHIEF EXECUTIVE OFFICER
Dated: May 17, 2001

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                                 TENGASCO, INC.
                                 PROXY STATEMENT


                                     GENERAL


     This proxy statement is furnished by the Board of Directors of Tengasco, Inc., a Tennessee corporation (sometimes the "Company" or "Tengasco"), with offices located at 603 Main Avenue, Knoxville, Tennessee 37902, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company to be held on June 26, 2001 and at any adjournments thereof (the "Annual Meeting"). This proxy statement will be mailed to stockholders beginning approximately May 24, 2001. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the Directors named therein, FOR the approval of the Tengasco, Inc. Stock Incentive Plan, and FOR the ratification of the selection by the Board of Directors of BDO Seidman, LLP, as the independent certified public accountants of the Company.

     A copy of the annual report of the Company for the fiscal year ended December 31, 2000 ("Fiscal 2000"), which contains financial statements audited by the Company's independent certified public accountants, accompanies this proxy statement.

     The cost of preparing, assembling and mailing this notice of meeting, proxy statement, the enclosed annual report and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

     The Board of Directors has fixed the close of business on May 4, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at the Annual Meeting. Only stockholders on the Record Date will be able to vote at the Annual Meeting.

     As of the Record Date, 9,791,914 shares of the Company's common stock, $.001 par value per share ("Common Stock") are outstanding, and each share will be entitled to one (1) vote, with no shares having cumulative voting rights. Holders of shares of Common Stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders.

     Management knows of no business other than that specified in Items 1, 2 and 3 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The following table sets forth information, as of May 4, 2001 with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding Common Stock:

                                               NUMBER OF SHARES     PERCENT OF
NAME AND ADDRESS               TITLE           BENEFICIALLY OWNED   CLASS
----------------               -----------     ------------------   ----------
Industrial Resources Corp.     Stockholder        2,730,345(1)      27.7%
603 Main Ave.
Knoxville, TN 37902

----------

     (1) Malcolm E. Ratliff, the Company's Chief Executive Officer and Chairman of the Board of Directors, is also the sole shareholder and President of Industrial Resources Corporation ("IRC"). Ownership of the IRC shares was previously transferred from Malcolm E. Ratliff, due to his illness to his father, James Ratliff. In December 1999 ownership of the IRC shares was transferred back to Malcolm E. Ratliff from his father. Linda Ratliff, Malcolm
E. Ratliff's wife, is the Secretary of IRC. James Ratliff, who is the father of Malcolm E. Ratliff, is the sole shareholder and president of Ratliff Farms, Inc. Malcolm E. Ratliff is the Vice-President/Secretary of Ratliff Farms, Inc. Malcolm E. Ratliff has voting control over the shares of the Company owned by Ratliff Farms, Inc. The shares listed here include 2,187,232 shares owned directly by IRC, 55,353 shares owned directly and an option to purchase 50,000 shares held by Malcolm E. Ratliff, 243,760 shares owned directly by Ratliff Farms, Inc., 30,000 shares owned directly by a trust of which Linda Ratliff is trustee and the beneficiaries are the children of Malcolm E. Ratliff (the "Ratliff Trust") and 164,000 shares transferred from Ratliff Farms, Inc. to James Ratliff.

Spoonbill, Inc.                Stockholder          878,198         8.97 %
Tung Wai Commercial Bldg.
20th Floor
109-111 Gloucester Rd.
Wanchai, Hong Kong

Bill L. Harbert                Stockholder          820,000         8.37%
820 Shaders Creek Pkwy.
Birmingham, AL 35209


                                 PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS


GENERAL

     Article III, paragraph number 2 of the Company's By-Laws provides that the number of directors of the Company shall be a minimum of three (3) and a maximum of ten (10). The members of the Board of Directors are each elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. The Board of Directors consisted of eight (8) persons during Fiscal 2000 and seven (7) nominees for the Board are put forth before the stockholders for the Annual Meeting. Messrs. Joseph E. Armstrong, Benton L. Becker, Edward W.T. Gray III, Robert D. Hatcher, Jr., Shigemi Morita, Malcolm E. Ratliff and Allen H. Sweeney who are all presently directors of the Company are up for re-election and were elected by the stockholders at the Company's last annual meeting of stockholders held on August 8, 2000. The only member of the Board of Directors of Fiscal 2000 not up for re-election is Sanford E. McCormick.

     The directors will serve until the next annual meeting of stockholders and thereafter until their successors shall have been elected and qualified. There are no family relationships between executive officers or directors of the Company.

     Messrs. Joseph E. Armstrong, Benton L. Becker, Edward W.T. Gray III, Robert
D. Hatcher, Jr., Shigemi Morita, Malcolm E. Ratliff and Allen H. Sweeney are nominees for election as directors. Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the nominees named above as directors. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.


BOARD OF DIRECTORS

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Although only two (2) members of the Board are involved in day-to-day operating details, the other members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held nine (9) meetings in Fiscal 2000. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors served during Fiscal 2000 except that Robert D. Hatcher, Jr. missed two of the five meetings of the Board of Directors held after the date on which he was elected to the Board and Edward W.T. Gray III missed one of three stock option committee meetings held in Fiscal 2000.

     COMMITTEES

     The Company's Board has operating compensation, audit and stock option committees. It does not have a nominating committee or a committee performing the functions of a nominating committee.

          COMPENSATION COMMITTEE

     The members of the Compensation Committee are Messrs. Armstrong, Becker and Gray. The Compensation Committee's functions, in conjunction with the Board of Directors, are to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company for directors, officers and other employees of the Company. The Compensation Committee expects to periodically review the approach to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The Compensation Committee did not meet in Fiscal 2000.

                    COMPENSATION COMMITTEE INTERLOCKING
                    AND INSIDER PARTICIPATION

     No interlocking relationship exists between any member of the Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member or nominee of the Compensation Committee is or was formerly an officer or an employee of the Company.


          AUDIT COMMITTEE

     The Audit Committee during Fiscal 2000 was comprised of three non-employee directors, Messrs. Sweeney, McCormick and Morita. The Audit Committee recently adopted an Audit Committee Charter, a copy of which is attached to this proxy statement as Appendix A. The Audit Committee's functions are to review with management and the Company's independent auditors, the scope of the annual audit and quarterly statements, significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, review major changes to the Company's auditing and accounting principles and practices suggested by the independent auditors, monitor the independent auditor's relationship with the Company, advise and assist the Board of Directors in evaluating the independent auditor's examination, supervise the Company's financial and accounting organization and financial reporting, and nominate, for approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed. In addition, the Audit Committee has the responsibility to review and consider fee arrangements with, and fees charged by, the Company's independent auditors. The Audit Committee did not meet in Fiscal 2000, but recently met with the Company's auditors to discuss the audit of the Company's year end financial statements for 2000.

               AUDIT COMMITTEE REPORT

     The Audit Committee has:

          (a) Reviewed and discussed the audited financial statements for the year ended December 31, 2000 with the management of the Company and the Company's independent auditors.

          (b) Discussed with the Company's independent auditors the matters required to be discussed by Statement of Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

          (c) Received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements.

     Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2000 to be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000. The Audit Committee also recommended the reappointment of the Company's independent auditors, BDO Seidman LLP and the Board of Directors concurred in such recommendation.

                                        Members of the Audit Committee

                                        Allen H. Sweeney
                                        Shigemi Morita
                                        Sanford E. McCormick

                             STOCK OPTION COMMITTEE

     The Stock Option Committee was formed late in Fiscal 2000 to administer the Tengasco, Inc. Stock Incentive Plan which was adopted by the Board of Directors on October 25, 2000. The Committee is comprised of Messrs. Sweeney, Becker and Gray. Each member of the Stock Option Committee is a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Stock Option Committee has complete discretionary authority with respect to the awarding of options and Stock Appreciation Rights ("SARs"), under the Tengasco, Inc. Stock Incentive Plan, including, but not limited to, determining the individuals who shall receive options and SARs; the times when they shall receive them; whether an option shall be an incentive or a nonqualified stock option; whether an SAR shall be granted separately, in tandem with or in addition to an option; the number of shares to be subject to each option and SAR; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole, in part or in installments and the terms relating to such installments; the exercise price of each option and the base price of each SAR; the form of payment of the exercise price; the form of payment by the Company upon the exercise of an SAR; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option or SAR; to subject the exercise of all or any portion of an option or SAR to the fulfillment of a contingency, and to determine whether such contingencies have been met; with the consent of the person receiving such option or SAR, to cancel or modify an option or SAR, provided such option or SAR as modified would be permitted to be granted on such date under the terms of the Tengasco, Inc. Stock Incentive Plan; and to make all other determinations necessary or advisable for administering the Plan. During Fiscal 2000 the Stock Option Committee held three meetings. See, Proposal No. 2, "Approval of Tengasco, Inc. Stock Incentive Plan".

     There is no understanding or arrangement between any director or any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.


     BENEFICIAL OWNERSHIP

     The following table sets forth information, as of the Record Date with respect to the beneficial ownership of the Company's Common Stock by the executive officers, directors and nominee-directors of the Company and the directors, nominee-directors and officers of the Company as a group:

                                             NUMBER OF SHARES       PERCENT
NAME AND ADDRESS              TITLE         BENEFICIALLY OWNED      OF CLASS
----------------              --------      ------------------      ------------
Joseph Earl Armstrong         Director           50,000(2)          Less than 1%
4708 Hilldale Drive
Knoxville, TN 37914

Benton L. Becker              Director           80,000(3)          Less than 1%
1497 Lacosta Drive East
Pembrook Pines, FL 33027

Edward W.T. Gray III          Director          127,350(4)          1.3%
3 New Street
Remsenberg, NY 11960

Robert D. Hatcher, Jr.        Director           50,000(5)          Less than 1%
107 Golden Gate Lane
Oak Ridge, TN 37830

Shigemi Morita                Director          235,141(6)          2.4%
35 Park Avenue
New York, N.Y. 10016

----------

     (2) Consists of 10,000 shares held directly and an option to purchase 40,000 shares.

     (3) Consists of 30,000 shares owned directly and an option to purchase 50,000 shares.

     (4) Consists of 77,350 shares held directly and an option to purchase 50,000 shares.

     (5)  Consists of shares underlying an option.

     (6) Consists of 105,741 shares held directly, 79,400 shares held as an IRA beneficiary and options to purchase 50,000 shares.

Malcolm E. Ratliff         Chief Executive        2,730,345(7)        27.7%
2100 Scott Lane            Officer; Chairman
Knoxville, TN 37922        of the Board

Allen H. Sweeney           Director                  88,300(8)      Less than 1%
1400 Oak Tree Drive
Edmund, OK 73003

Robert M. Carter           President                 52,329(9)      Less than 1%
760 Prince Georges Parish
Knoxville, TN 37922

Harold G. Morris, Jr.      Executive Vice-           53,000(10)     Less than 1%
153 Chuniloti Way          Vice-President
Loudon, TN 37774

Cary V. Sorensen           Vice-President            50,000(11)     Less than 1%
509 Bretton Woods Dr.      and General Counsel
Knoxville, TN 37919

--------

     (7) Malcolm E. Ratliff, the Company's Chief Executive Officer and Chairman of the Board of Directors, is also the sole shareholder and President of Industrial Resources Corporation ("IRC"). Ownership of the IRC shares was previously transferred from Malcolm E. Ratliff, due to his illness to his father, James Ratliff. In December 1999 ownership of the IRC shares was transferred back to Malcolm E. Ratliff from his father. Linda Ratliff, Malcolm
E. Ratliff's wife, is the Secretary of IRC. James Ratliff, who is the father of Malcolm E. Ratliff, is the sole shareholder and president of Ratliff Farms, Inc. Malcolm E. Ratliff is the Vice-President/Secretary of Ratliff Farms, Inc. Malcolm E. Ratliff has voting control over the shares of the Company owned by Ratliff Farms, Inc. The shares listed here include 2,187,232 shares owned directly by IRC, 55,353 shares owned directly and an option to purchase 50,000 shares held by Malcolm E. Ratliff, 243,760 shares owned directly by Ratliff Farms, Inc., 30,000 shares owned directly by a trust of which Linda Ratliff is trustee and the beneficiaries are the children of Malcolm E. Ratliff and 164,000 shares transferred from Ratliff Farms, Inc. to James Ratliff.

     (8) Consists of 38,300 shares held indirectly through a company which he controls and an option to purchase 50,000 shares.

     (9) Consists of 7,329 shares held directly and an option to purchase 45,000 shares.

     (10) Consists of 3,000 shares held directly and options to purchase 50,000 shares.

     (11) Consists of shares underlying an option.

Mark A. Ruth               Chief Financial       38,500(12)         Less than 1%
104-D Cynthia Lane         Officer
Knoxville, TN 37922

Sheila F. Sloan            Treasurer             17,000(13)         Less than 1%
121 Oostanali Way
Loudon, TN 37774

Linda Parton               Secretary              2,000(14)         Less than 1%
607 Summit View
Knoxville, TN 37920

All Officers and                              3,573,965(15)         34.6%
Directors as a group


     CHANGES IN CONTROL

     Except as indicated below, to the knowledge of the Company's management, there are no present arrangements or pledges of the Company's securities which may result in a change in control of the Company.


     BACKGROUND OF DIRECTORS

     The following is a brief account of the experience, for at least the past five (5) years, of each nominee for director.

         Joseph Earl Armstrong is 44 years old and a resident of Knoxville, Tennessee. He is a graduate of the University of Tennessee and Morristown College where he received a Bachelor of Science Degree in Business Administration. From 1988 to the present, he has been an elected State Representative for Legislative District 15 in Tennessee. From 1994 to the present he has been in charge of government relations for

----------

     (12) Consists of shares underlying an option.

     (13) Consists of 2,000 shares held directly and an option to purchase 15,000 shares.

     (14) Consists of shares underlying an option.

     (15) Consists of shares held directly and indirectly by management, shares held by IRC, shares held by Ratliff Farms, Inc., shares held by the Ratliff Trust and 540,500 shares underlying options.

the Atlanta Life Insurance Co. From 1981 to 1994 he was a District Manager for the Atlanta Life Insurance Co. He has served as a director of the Company since March 13, 1997.

     Benton L. Becker is 63 years old. In 1960 he received a B.A. degree from the University of Maryland. In 1966 he graduated from the American University Law School in Washington, D.C. He is currently engaged in the private practice of law in Coral Gables, Florida and Washington D.C., while regularly serving as a Distinguished Lecturer on constitutional law at the University of Miami in Coral Gables, Florida. His past positions include serving as a trial attorney for the U. S. Department of Justice, the Dade County, Florida State's Attorney Office and a Professor of Law at the University of Miami School of Law. During his career Mr. Becker has represented the U.S. House of Representatives, the Republican National Committee and President Gerald R. Ford. In 1976 Mr. Becker represented Commonwealth Oil and Refining Company of Puerto Rico in a Federal trial and Appellate action against Texaco, Exxon and Mobil and obtained a multi-million dollar judgment for Commonwealth Oil. In 1980 he served as Board Chairman for Appalachian Oil and Gas. From June 5, 1995 to January 30, 1997 he served as Chairman of the Company's Board of Directors. He was again elected to the Board of Directors on August 31, 1999 and has served as a director since that date.

     Edward W. T. Gray III is 67 years old. He received an A.B. degree from Princeton University in 1956. In 1965 he graduated from the Stonier Graduate School of Banking. From 1968 to 1979 he was a Senior Vice-President with Bessemer Trust Company, N.A. located in New York City. From 1980 to 1999 he was the Chief Executive Officer and Director of Gray, Seifert & Co., an investment firm in New York City. In 1994 that firm was sold to and became an independent subsidiary of Legg Mason, Inc. From April 1999 to the present, Mr. Gray has been a Managing Director of White Oak Capital Management, Inc. Mr. Gray is also currently a Board Member of the Rotary Club of New York, the Lichtenstein Foundation and Family Counseling Service in Westhampton Beach, New York. He has served as a director of the Company since August 8, 2000.

     Robert D. Hatcher, Jr. is 60 years old. He earned B.A. and M.S. degrees from Vanderbilt University in 1961 and 1962, with majors in geology and chemistry and a minor in mathematics. He earned a Ph.D. degree in 1965 from the University of Tennessee (Knoxville), in structural geology with a minor in chemistry. Thereafter, he worked with Humble Oil and Refining Company (now Exxon
USA) for one year. In 1966 he accepted a faculty position at Clemson University where he taught and conducted research in the Appalachians until 1978. In 1978 Dr. Hatcher moved to Florida State University where he taught until 1980. He then taught at the University of South Carolina until 1986. In 1986, Dr. Hatcher accepted a chair as a University of Tennessee/Oak Ridge National Laboratory Distinguished Scientist, which position he currently maintains. He has served on the Council (Board of Directors) of the Geological Society of America (a not-for-profit corporation) from 1981-1983 and again from 1992-1994 when he served on the Executive Committee and as President
(1993). He is currently serving on the Board of Trustees of the Geological Society of America Foundation. He served on the Executive Committee of the American Geological Institute (a not-for-profit corporation) from 1995-1997 and as President in 1996. He has also served on the National Academy of Sciences Board on Radioactive Waste Management and on several National Research Councils, as well as on Federal Advisory Committees for the Nuclear Regulatory Commission and the Department of the Interior. He served as Science Advisor to South Carolina Governor Richard Riley for Off-Site Disposal of Radioactive Waste from 1984 through 1986. He was honored in 1997 by the I.C. White Award and in 1998 by being made an honorary citizen of West Virginia, both recognizing his long-term contributions to Appalachian geology. He is a Fellow in the American Association for the Advancement of Science. Dr. Hatcher is the author of over 150 journal articles and several texts and monographs, including a structural geology textbook which has been used in some 85 colleges and universities. He has also served as an Editor of the Geological Society of America Bulletin. He has served as a director of the Company since August 8, 2000.

     Shigemi Morita is 68 years old. He received an A.B. Degree from Elon College in North Carolina. From 1969 to 1996 he was the President and CEO of Morita & Co., an insurance agency specializing in insurance for Japanese companies doing business in the United States. In 1996, Morita & Co., Inc. was acquired by Tokio Marine Management, Inc., Mitsubishi International Corporation in New York and Mitsubishi International, Ltd. in Tokyo. He is President of Morita Properties, Inc., an oil and natural gas investor. He has served as a director of the Company since March 13, 1997.

     Malcolm E. Ratliff is 54 years old. He attended the University of Mississippi from 1965 to 1967. He has been involved in the oil and gas business since 1974, initially as a roustabout and then developing oil and gas leases. In 1992 he was involved with personal investments. In 1993 and 1994 he experienced serious health problems which prevented him from working. In April 1995, he became associated with the Company and, after its merger with Onasco, he served as a consultant to the Company's Board of Directors. From March 13, 1997 until March 13, 1998 when he resigned for health reasons, he was the Chief Executive Officer of the Company, and until his resignation on March 13, 1998, he was also acting as interim President of the Company as the result of the death, on September 19, 1997, of Daniel Follmer, the Company's President. On April 21, 1998 at the request of the Company's Board of Directors, Mr. Ratliff agreed to return to the management of the Company as its Chief Executive Officer. He has served as a Director of the Company since June 19, 1998.

     Allen H. Sweeney is 54 years old. He received an MBA in finance from Oklahoma City University in 1972 and a Bachelor Degree in Accounting from

Oklahoma State University in 1969. From 1978 to 1980, he served as Treasurer and CEO of Phoenix Resources Company. From 1980 to 1981, he served as Vice-President- Finance for Plains Resources, Inc. From 1982 to 1984, he was Vice-President-Finance for Wildcat Mud, Inc. From 1984 to 1992 he operated an independent consulting service under the name of AHS and Associates, Inc. Since 1992, he has served as Director and President of Columbia Production Company and Mid-America Waste Management, Inc. He has served as a director of the Company since March 13, 1997.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     In fiscal 2000, Malcolm E. Ratliff, the Company's Chief Executive Officer and Allen H. Sweeney, one of the Company's other Directors, inadvertently failed to timely file certain Form 4 reports. Mr. Ratliff failed to timely file nine Form 4 reports, including three reports that were to be filed in 1999, and one Form 5 report involving forty four transactions. Mr. Sweeney failed to timely file five Form 4 reports involving fourteen transactions. These deficiencies have all been cured.

     FAMILY RELATIONSHIPS

     There are no family relationships between any of the present directors or executive officers of the Company.


     INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGs

     To the knowledge of management, no director, executive officer or affiliate of the Company or owner of record or beneficially of more than 5% of the Company's common stock is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding. In addition, to the knowledge of management, during the past five years, no present or former director, executive officer, affiliate or person nominated to become a director of the Company:

               (1) Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

               (2) Was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

               (3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

               (4) Was found by a court of competent jurisdiction in a civil action, by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated.


EXECUTIVE COMPENSATION

     The following tables sets forth a summary of all compensation awarded to, earned or paid to, and options granted to, repriced or exercised by, the Company's Chief Executive Officer during fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998. During that period, none of the Company's other executive officers earned compensation in excess of $100,000 per annum for services rendered to the Company in any capacity.

                                                     SUMMARY COMPENSATION TABLE
                                                                                             LONG TERM AWARDS
                           ANNUAL COMPENSATION                                              AWARDS----PAYOUTS
===================================================================================================================================
Name and                   YEAR     SALARY ($)    BONUS($)    OTHER ANNUAL    RESTRICTED  SECURITIES      PAYOUTS      ALL OTHER
Principal Position                                            COMPENSATION($) STOCK       UNDERLYING                   COMPEN-
                                                                              AWARDS($)   OPTIONS                      SATION
                                                                                          /SARS(#)
-----------------------------------------------------------------------------------------------------------------------------------
Malcolm E. Ratliff,        2000     $ 70,000      $-0-        $500            -0-         50,000          -0-          -0-
Chief Executive Officer    1999     $ 60,000      $-0-        $500            -0-         50,000          -0-          -0-
                           1998     $ 60,000      $-0-        $500            -0-         -0-             -0-          -0-
====================================================================================================================================


                                                  TEN-YEAR OPTION/SAR REPRICINGS

====================================================================================================================================
NAME AND                   DATE      NUMBER OF SECURITIES  MARKET PRICE OF   EXERCISE PRICE   NEW EXERCISE  LENGTH OF ORIGINAL
PRINCIPAL POSITION                   UNDERLYING            STOCK AT TIME     AT TIME OF       PRICE         OPTION TERM REMAINING
                                     OPTIONS/SARS          OF REPRICING OR   REPRICING OR                   AT DATE OF REPRICING
                                     REPRICED OR AMENDED   AMENDMENT         AMENDMENT                      OR AMENDMENT
------------------------------------------------------------------------------------------------------------------------------------
Malcolm E. Ratliff,        04/27/00  50,000                $7.875            $7.00            $7.875         51 days
Chief Executive Officer    10/27/00  50,000                $8.69             $7.875           $8.69         181 days
===================================================================================================================================

                        OPTION GRANTS IN LAST FISCAL YEAR



                              INDIVIDUALIZED GRANTS


================================================================================
NAME                 NUMBER OF      PERCENT OF TOTAL   EXERCISE    EXPIRATION
                     SECURITIES     OPTIONS/SARS       OR BASE     DATE
                     UNDERLYING     GRANTED TO         PRICE
                     OPTIONS/SARS   EMPLOYEES IN       ($/SH)
                     GRANTED (#)    FISCAL 2000
--------------------------------------------------------------------------------

Malcolm E. Ratliff      50,000          6.14%            $8.69      10/26/03
================================================================================



                   AGGREGATE OPTION EXERCISES FOR FISCAL 2000
                           AND YEAR END OPTION VALUES


                                         =======================================
                                               NUMBER OF
                                              SECURITIES          VALUE(16) OF
                                              UNDERLYING          UNEXERCISED
                                             UNEXERCISED          IN-THE-MONEY
                                            OPTIONS/SARS AT     OPTIONS/SARS AT
                                           DECEMBER 31, 2000   DECEMBER 31, 2000
=========================================
                      SHARES
                     ACQUIRED
       NAME             ON      VALUE ($)    EXERCISABLE/         EXERCISABLE/
                     EXERCISE   REALIZED     UNEXERCISABLE       UNEXERCISABLE
--------------------------------------------------------------------------------

Malcolm E. Ratliff      -0-       -0-          50,000/-0-        $ 190,500/-0-
================================================================================


     No options were exercised during fiscal year ended December 31, 2000 by the Chief Executive Officer. None of the Company's other executive officers earned compensation in excess of $100,000 per annum in Fiscal 2000 for services rendered to the Company in any capacity.

     The Company does not presently have a pension or similar plan for its directors, executive officers or employees. Management intends to adopt a 401(k) plan and full liability insurance for directors and executive officers and a health insurance plan for employees in the near future.

----------


     (16) Total value of unexercised options is based upon the difference of the exercise price of the option, $8.69, and the fair market value of the Common Stock, $12.50 on December 29, 2000, as reported by The American Stock Exchange.

     COMPENSATION OF DIRECTORS

     The Board of Directors has resolved to compensate members of the Board of Directors for attendance at meetings at the rate of $250 per day, together with direct out-of-pocket expenses incurred in attendance at the meetings, including travel. The Directors, however, have waived such fees due to them as of this date for prior meetings.

     Members of the Board of Directors may also be requested to perform consulting or other professional services for the Company from time to time. The Board of Directors will set a rate of compensation for such services which may be no less favorable to the Company than if the services had been performed by an independent third party contractor. The Board of Directors has reserved to itself the right to review all directors' claims for compensation on an ad hoc basis.


     EMPLOYMENT CONTRACTS

     The Company has entered into an employment contracts with its Vice-President and General Counsel, Cary V. Sorensen for a period of two years through July 9, 2001 at an annual salary of $80,000. There are presently no other employment contracts relating to any member of management. However, depending upon the Company's operations and requirements, the Company may offer long term contracts to directors, executive officers or key employees in the future.


CERTAIN TRANSACTIONS

     TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Except as set forth hereafter, there have been no material transactions, series of similar transactions or currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

     On July 16, 1998, the Company entered into a loan agreement with five individual investors totaling $800,000. The loans were secured by a pledge of 118,200 shares of the Company's Common Stock owned by Malcolm E. Ratliff, the Company's Chief Executive Officer and a Director. The loans bore interest at the rate of 8% per annum and matured on October 14, 1998. Loan origination fees consisted of $64,000 in cash to the broker who arranged the loan and 16,800 shares of the Company's common stock advanced to the lenders and broker on behalf of the Company by Malcolm E. Ratliff. The shares advanced by Malcolm E. Ratliff were carried as a debt payable to him. Approximately $520,000 of this $800,000 loan was repaid by the Company out of proceeds from a Convertible Note in the amount of $1,500,000 received during October, 1998. The Convertible Note matures in five years and is convertible into shares of the Company's common stock at a price of $6.25 per share. In connection with the loan received by the Company evidenced by the Convertible Note, the Company issued 25,000 shares of its common stock to the lender as a loan fee. The balance of the $800,000 loans have been satisfied by the issuance to the lenders of 2,800 shares of Series A Shares convertible at a price of $5.75 per share. In 1999 the Company converted the debt payable of $163,800 to Malcolm E. Ratliff for the shares he had advanced on behalf of the Company to common stock by issuing 16,800 shares of common stock in satisfaction of that obligation.

     The Company entered into a financial consulting agreement with Proton Capital, LLC ("Proton") of Westport Connecticut, for a two (2) year period commencing as of January 1, 1999, whereby Proton was to provide services in connection with shareholder relations, press releases, long term financial planning, corporate reorganizations and financing.

     Malcolm E. Ratliff, the Chief Executive Officer and a Director of the Company, entered into an agreement with Proton to sell Proton not more than 370,000 shares of common stock of the Company at $5.00 per share over a five (5) year period. Proton issued a non-recourse promissory note in the amount of $1.85 million, together with interest at six (6%) percent per annum (the "Proton Note"). The Proton Note was to be payable out of proceeds of the sale of the shares. The 370,000 shares were transferred from IRC, an affiliate of Mr. Ratliff, to Ratliff Farms, Inc., a privately held company solely owned by James Ratliff, the father of Malcolm E. Ratliff, and were then held in escrow pending the purchase of these shares by Proton. No shares were sold to Proton under the terms of that agreement.

     The Company subsequently entered into a similar financial consulting agreement with AM Partners, L.L.C. ("AM Partners") of Houston, Texas which replaced and superceded its agreement with Proton. As a result, the Proton agreement was deemed canceled. The agreement with AM Partners was for a one year period commencing October 1, 1999. Pursuant to the agreement AM Partners was to provide services in connection with investor relations, press releases, corporate reorganizations and financing. The Company paid AM Partners $5,000 per month commencing October 1, 1999. The agreement with AM Partners has now expired by its own terms and no payments are being made by the Company to AM Partners. In addition, as part of the agreement with AM Partners, the Proton Note to purchase up to 370,000 shares of the Company's common stock from Malcolm E. Ratliff was assigned to AM Partners and

147,000 of those shares were subsequently purchased. The balance of those shares are still being held in escrow pursuant to the terms of the Proton Note.

     In 1999, the Company converted $250,000 of debt together with accrued interest thereon payable to Malcolm E. Ratliff for a loan he had made to the Company to 54,000 shares of common stock and $22,000 of debt payable to a company owned by Allen H. Sweeney, one of the Company's Directors, for consulting services provided in connection with the preparation of the Company's business plan to 5,625 shares of common stock.

     In 1999, the Company paid Shigemi Morita $218,000 for commissions on private placements of common stock and consulting services. In December, 1999, Morita Properties, Inc., an affiliate of Mr. Morita, purchased for the sum of $625,000 a 25% working interest on a turnkey basis in two wells, Laura Jean Lawson #1 and Stephen Lawson #2 both of which are in the Swan Creek Field, and a 50% working interest in a third well, Springdale Land Company #1, which is a wildcat step-out well located approximately ten miles from the existing production. Pursuant to resolution of the Board of Directors in February, 2000, Morita Properties, Inc. has purchased on a turnkey basis at an aggregate cost of $875,000 a 12.5% working interest in the Stephen Lawson #3 well which interest it subsequently sold, a 25% working interest in the Laura Jean Lawson #2 well, a 25% working interest in the R.D. Helton #2 well, a 25% working interest in the Stephen Lawson #4 well, a 25% working interest in the Hugh Roberts #1 well; a 25% working interest in the Wells/Yeary #1 well, a 25% working interest in the Hazel Sutton #2 well, and a 6% working interest in the Laura J. Lawson #3 well, all of which are in the Swan Creek Field. The purchases of these interests were concluded before the respective wells were drilled and the purchaser assumed all the attendant risks involved in normal and customary drilling operations, including the risk of a dry hole. The Company received fair market value for the interests conveyed and the sale of such interests was required to raise funds to allow drilling operations to continue. In 2000, the Company paid Mr. Morita approximately $270,000 for commissions on private placements of common stock and consulting services.

     In 1999, 30,000 shares of the Company's common stock held in the name of Tracmark, Inc. were transferred to an affiliate, Commonwealth Resources, Inc. James Ratliff, the father of Malcolm E. Ratliff, is the sole shareholder of Tracmark, Inc., as Trustee for the Ratliff family. Malcolm E. Ratliff is Vice-President of Tracmark, Inc. Malcolm E. Ratliff is the sole shareholder and President of Commonwealth Resources, Inc. and his wife, Linda Ratliff, is the Secretary/Treasurer of that corporation. Those 30,000 shares were subsequently transferred from Commonwealth Resources, Inc. to a family trust of which Linda Ratliff is the trustee and the beneficiaries are the children of Malcolm E. Ratliff.

     In December 1999, ownership of all of the outstanding and issued shares of IRC, the largest shareholder of the Company's common stock was transferred from James Ratliff to his son, Malcolm E. Ratliff. Ownership of the IRC shares had previously been transferred to James Ratliff due to the illness of Malcom E. Ratliff.

     On August 16, 2000, Tengasco Pipeline Corporation ("TPC"), a wholly-owned subsidiary of the Company, entered into loan agreements (the "Loan Agreements") with five lenders (the "Lenders") for a loan (the "Loan") to finance the completion of Phase II of the Company's 58 mile pipeline. Under the terms of the Loan Agreements, the Lenders agreed to loan TPC $5.6 million for the construction and costs associated with Phase II. Repayment of the Loan was secured only by a first lien upon the pipeline assets of TPC. The Loan is to be repaid over a five-year term, accruing interest at 10.75% per annum from the date of funding, with no penalty for prepayment, and the first payment due in six months from closing. As additional consideration for making the Loan, each Lender is to share on a pro-rata basis, a total throughput fee for all of the Lenders of $.10 per MMBTU of natural gas delivered through the completed pipeline system. The throughput agreement will cease to exist when the Loan is paid in full. The Lenders include Morita Properties, Inc., an affiliate of Shigemi Morita, a Director of the Company which loaned TPC $500,000; Edward W.T. Gray III, a Director of the Company who loaned TPC $1,000,000; and, Malcolm E. Ratliff, Chairman of the Board of Directors and Chief Executive Officer of the Company who agreed to loan $2,000,000, to have been funded by November 15, 2000. The balance of the Loan in the amount of $2,100,000 was made by two individuals, both of whom are shareholders of the Company. Under the Loan Agreements, a total of $3.85 million was loaned to TPC. Of the $2.0 million that was to be loaned to the Company by Malcolm E. Ratliff, the sum of $250,000 was loaned to the Company by Mr. Ratliff and is subject to the Loan Agreements. The remaining portion of funds necessary to complete the pipeline construction was obtained from other sources, including funds from Arvest United Bank of Edmond, Oklahoma under refinancing of existing loans to the Company, sales of common stock of the Company, and revenues from operations.

     On October 25, 2000, The Company's Board of Directors authorized the purchase of an RD20 drill rig and related equipment from Ratliff Farms, Inc., an affiliate of Malcolm E. Ratliff. This equipment had been provided by Ratliff Farms, Inc. for use by the Company and had been used for Company purposes without compensation for several years. Based on an independent appraisal of the equipment, the Company purchased the equipment effective November 1, 2000 for $995,000 in the form of a promissory note, payable on demand in five years, bearing interest at the rate of eight percent (8%) per annum with principal and interest being convertible into shares of the Company's common stock at the rate of $7.10 per share.

     On October 25, 2000, the Board of Directors of the Company adopted the Tengasco, Inc. Stock Incentive Plan (the "Plan") a stock option plan intended to provide an incentive to key employees, officers, directors and consultants of the Company, and its present and future subsidiary corporations, and to offer an additional inducement in obtaining the services of such individuals. The Plan is designed to increase the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company.

     On October 27, 2000, a Registration Statement was filed on Form S-8 covering 1,000,000 shares of common stock (the "Common Stock") issuable under the Plan. The Plan provides for the grant to employees of the Company of "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, nonqualified stock options to outside directors and consultants to the Company, and stock appreciation rights. The capability of the Plan to authorize the issuance of incentive stock options is subject to approval of the shareholders of the Company at the next annual meeting of shareholders.(See, Proposal 2 - "Approval of the Tengasco, Inc. Stock Incentive Plan" for a detailed discussion of the Plan.)

     On October 27, 2000 options were granted under the Plan for a term of three years to the following named officers and directors of the Company to purchase shares of the Company's common stock in the following amounts at a price of $8.69 per share which was the closing price of the stock as listed on the American Stock Exchange on that day: 50,000 shares to Malcolm E. Ratliff, Allen Sweeney, Benton Becker, Edward W. T. Gray III, Joe Armstrong, Robert Hatcher, Sanford McCormick, Robert M. Carter, Mark A. Ruth, and Cary V. Sorensen; 30,000 shares to Shigemi Morita; 25,000 shares to Harold Morris; and, 20,000 shares to Sheila Sloan and Elizabeth Wendelken, who was formerly Secretary of the Company. On January 24, 2001, the Stock Option Committee granted an additional option to Shigemi Morita to purchase 20,000 shares of the Company's common stock for a period of three years at a price of $14.44 per share. On March 17, 2001, the Stock Option Committee granted an additional option to Harold Morris to purchase 25,000 shares of the Company's common stock for a period of three years at a price of $11.05 per share.

     INDEBTEDNESS OF MANAGEMENT

     No officer, director or security holder known to the Company to own of record or beneficially more than 5% of the Company's common stock or any member of the immediate family of any of the foregoing persons is indebted to the Company.

     PARENT OF THE ISSUER

     Unless IRC may be deemed to be a parent of the Company, the Company has no parent.


PERFORMANCE GRAPH

     The graph below compares the cumulative total stockholder return on the Company's common stock with the cumulative total stockholder return of (1) the American Stock Exchange Index and (2) the Standard Industrial Code Index for the Crude Petroleum and Natural Gas Industry based on 192 different companies, assuming an investment in each of $100 on December 21, 1999, the date on which the Company's Common Stock began trading on the American Stock Exchange.

        [The table below represents a line chart in the printed piece.]

                         12/21/99  12/31/99  3/31/00  6/30/00  9/30/00  12/31/00
                         --------  --------  -------  -------  -------  --------
TENGASCO INCORPORATED      100.00     89.47    73.16    76.84    74.21   105.26
   SIC CODE INDEX          100.00    100.00   105.59   119.93   120.59   125.71
  AMEX MARKET INDEX        100.00    100.00   111.37   103.29   105.87    95.75

BOARD RECOMMENDATION AND VOTE REQUIRED

     For Proposal No. 1 regarding the election of directors, votes may be cast in favor of all nominees, may be withheld with regard to all nominees or may be withheld only with regard to nominees specified by the stockholder. Directors will be elected by a plurality of the votes of the shares of the Company's common stock present in person or represented by proxy, and entitled to vote on the election of directors at a meeting at which a quorum is present. Abstentions are tabulated in determining the votes present at a meeting. Consequently, an abstention has the same effect as a vote against a director nominee, as each abstention would be one less vote in favor of a director nominee. The Board of Directors recommends that stockholders vote "FOR" the Nominees set forth above. Unless marked to the contrary, proxies received will be voted FOR the Nominees set forth above.


                                 PROPOSAL NO. 2


               APPROVAL OF THE TENGASCO, INC. STOCK INCENTIVE PLAN

     The Board of Directors of the Company (the "Board") on October 25, 2000 adopted the Tengasco, Inc. Stock Incentive Plan (the "Plan") to provide an incentive to key employees, officers, directors and consultants of the Company and its present and future subsidiary corporations, and to offer an additional inducement in obtaining the services of such individuals. Under the Plan a maximum of 1,000,000 shares of the Company's Common Stock are issuable. The Plan provides for the grant to employees of the Company of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), Nonqualified Stock Options to outside Directors and consultants to the Company and stock appreciation rights ("SARs"). The Plan is designed to increase the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. A copy of the Plan is attached to this proxy statement as Appendix B.

TERMS OF THE PLAN

     ADMINISTRATION

     The Plan is administered by the Stock Option Committee (the "Committee") which is appointed by the Company's Board of Directors. See, Proposal No. 1 "Election of Directors" - "Committees" for a discussion of the composition and functions of the Stock Option Committee.

     ELIGIBILITY

     The Plan is open to participation by any person or entity that renders bona fide services to the Company, including, without limitation, (i) a person employed by the Company in a key capacity; (ii) an officer or director (including advisory or other directors) of the Company; and (iii) a person or company engaged by the Company as a consultant or advisor.

     In determining the persons to whom Options or SARs shall be granted (hereinafter an individual who receives a grant of an Option or SAR is referred to as the "Recipient") and the number of shares to be covered by each Option or SAR, the Committee takes into account the duties of the respective persons, their past, present and potential contributions to the success of the Company, and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

     A Recipient shall be eligible to receive more than one grant of an Option or SAR during the term of the Plan.

     Without amending the Plan, the Board of Directors may grant Options and SARs under the Plan to employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the Plan but consistent with the purpose of the Plan, as it deems necessary and desirable to create equitable opportunities given differences in tax laws of other countries.

     TERMINATION OF THE PLAN AND AMENDMENT

     No options may be granted under the Plan after October 24, 2010. The Plan may be amended consistent with applicable laws and regulations, suspended or terminated at any time by the Committee. The Committee may decrease the number of shares subject to the Plan and may increase such number but only as a consequence of a stock split, reorganization, merger, recapitalization or other change in the corporate structure of the Company affecting all shares of Common Stock, as more specifically explained in the Plan. No termination or amendment of the Plan shall, without the consent of the Recipient of an existing Option or SAR, adversely affect his rights under such Option or SAR.

     GRANT OF OPTIONS AND SARS

     Each option or SAR granted under this Plan shall be evidenced by a written agreement (the "Agreement") between the Company and the Recipient which shall state the number of shares covered by the option or SAR; the exercise price for the option or the base price for the SAR; and, the period during and times at which the option or SAR shall be exercisable. The Fair Market Value of the Company's Common Stock on the date such Option and SAR is granted shall be the closing price per share of Common Stock on the American Stock Exchange on that day or if the Common Stock is not listed on a national securities exchange it shall be determined by the Committee.

     The purchase price of a Nonqualified Stock Option may not be less than 85% of the Fair Market Value of shares of Common Stock underlying such option and the Committee and the Recipient shall also pay the full amount of any required Federal, state or local withholding tax. The Committee may permit the Recipient to pay the withholding tax by having the Company withhold Shares having a Fair Market Value at the time of exercise equal to the amount required to be withheld.

     The purchase price of an Incentive Stock Option may not be less than 100% of the Fair Market Value of shares of Common Stock underlying such option and must be exercisable within ten years from the date it was granted. The aggregate Fair Market Value of the shares of Common Stock underlying an Incentive Stock Option which are exercisable during any calendar year during the term of such Option shall not exceed $100,000.

     The purchase price of any Incentive Stock Option granted to any Employee of the Company who owns more than 10% of the total combined voting power of all classes of stock of the Company shall be 110% of the Fair Market Value of the shares of Common Stock underlying such option on the date it is granted and such option must be exercisable within 5 years from the date it was granted.

     In the event any Option granted as an Incentive Stock Option fails to conform to the applicable requirements, it shall be treated and honored by the Company as a Nonqualified Stock Option.

     An SAR may be granted separately, in tandem with or in addition to any option, and may be granted before, simultaneously with or after the grant of an option hereunder.

     The Company may, in its sole discretion and without the consent of the Recipient, elect at any time to convert any Option granted under the Plan to a SAR. In the event of such an election, any converted SAR shall remain in effect until the Option involved would have expired under the terms of the Agreement with the

Recipient. The value of such a SAR shall be determined using the Fair Market Value of the Shares subject to the Option on the date the Option was first granted. Notice of such an election shall be provided to the Recipient as soon as feasible after the date of the election.

     EXERCISE OF OPTION OR SAR

     Upon the exercise of an Option, payment of the option purchase price shall be paid in full unless the Agreement permits installment payments. The purchase price for the option shall be paid in cash, or in shares of Common Stock having a Fair Market Value equal to such option price, or in property or in a combination of cash shares and property and, subject to approval of the Committee, may be effected in whole or in part with funds received from the Company at the time of exercise as a compensatory cash payment.

     Upon the exercise of an SAR, the Committee shall issue to the Recipient either (1) Shares of Common Stock based on the Fair Market Value on the date of payment (with any fractional Shares to be paid in cash), (2) cash or (3) a combination of Shares and cash, equal in value to the amount payable under the SAR. Any cash payment to be made by the Company may, as determined by the Committee in its sole discretion, be payable in installments over a period of no more than 6 months.

     TERMINATION OF ASSOCIATION WITH THE COMPANY

     In the event a Recipient ceases to be an employee or Director of, or consultant to, the Company (other than for reasons of disability retirement or death) all Options and SARs granted to the Recipient prior to the date of termination may be exercised at any time within three months after the date of termination, but in no event after the the term of the Option or SAR if it expires prior to the end of that three month period. In the event a Recipient's employment, consulting or other relationship is terminated for cause, all Options and SARs previously granted to such Recipient to the extent not previously exercised will terminate immediately.

     DEATH, DISABILITY OR RETIREMENT

     If a Recipient retires or dies while he is associated with the Company or whose association with the Company is terminated by reason of a permanent and total disability (as defined in Section 22(e) (3) of the Code), any option or SAR granted to the Recipient may be exercised by the Recipient or by the Recipient's estate or by a person who acquired the right to exercise such options or SARs by reason of the death or Disability of the Recipient, at any time within one year after the date of death, disability or retirement of the Recipient unless the term of the Option or SAR expires prior to that time; provided, however, that in the case of an Incentive Stock Option such one-year period shall be limited to three months in the case of retirement.

     ASSIGNABILITY

     Any Option or SAR granted under the Plan may not be assigned. The Option Shares may be assigned only after the Option has been exercised and such shares have been issued and delivered, and only in accordance with law and any transfer restrictions imposed at the time of award.

     EMPLOYMENT NOT CONFERRED

     Nothing in the Plan or in the granting of an Option or SAR shall confer upon any employee the right to continue in the employ of the Company nor shall it interfere with or restrict in any way the lawful rights of the Company to discharge any employee at any time for any reason whatsoever, with or without cause.

     LAWS AND REGULATIONS

     The obligation of the Company to issue and deliver shares following the exercise of an Option or payment upon the exercise of an SAR under the Plan shall be subject to the condition that the Company be satisfied that the sale and delivery thereof will not violate any Federal or state securities laws or any other applicable laws, rules or regulations.

     DISCRETION AS TO AWARDS

     The Committee shall have absolute discretion to determine when and to whom grants of Options or SARs under the Plan are to be made, and the number of shares and exercise prices to be awarded. No person shall have any tacit or other right to an award of an Option or SAR unless and until an explicit award under the Plan has been made.

     NATURE OF THE PLAN

     The Plan is strictly compensatory in nature and is not in the nature of savings, dividend reinvestment, profit-sharing or pension plan. Accordingly, the Plan has no assets or funds to be administrated or invested by its administrators. Please note that participants do not and will not own any interest of any kind in the Plan itself.

TAX  MATTERS

     ERISA APPLICABILITY

     The Plan, the award shares and option shares issuable thereunder, are not subject to the Employee Retirement Income Security Act of 1974, as amended.

     FEDERAL INCOME TAX CONSEQUENCES

          OPTIONS

     Options granted under the Plan may be either Nonqualified Stock Options or Incentive Stock Options qualifying under Section 422A of the Code.

               NONQUALIFIED STOCK OPTIONS

     A Recipient is not subject to Federal income tax upon the grant of a Nonqualified Stock Option. At the time of exercise, the Recipient will realize compensation income (subject to withholding) to the extent that the then Fair Market Value of the Option Shares exceeds the purchase price of the Option. The amount of such income will constitute an addition to the Recipient's tax basis in the Option Shares. Sale of the Shares will result in capital gain or loss
(long-term or short-term) depending on the Recipient's holding period. The Company is entitled to a Federal tax deduction at the same time and to the same extent that the Recipient realizes compensation income.

               INCENTIVE STOCK OPTIONS

     Options granted under the Plan denominated as Incentive Stock Options are intended to constitute incentive stock options under Section 422A of the Code. A Recipient is not subject to Federal income tax upon either the grant or exercise of an Incentive Stock Option. If the Recipient holds the shares acquired upon exercise for at least one year after issuance of the Option Shares and until at least two years after grant of the Option (the "Requisite Holding Period"), then the difference between the amount realized on a subsequent sale or other taxable disposition of the shares and the option price will constitute long-term capital gain or loss. To obtain favorable tax treatment, an Incentive Stock Option must be exercised within three months after termination of employment (other than by retirement, disability, or death) with the Company or a 50% subsidiary. To obtain favorable tax treatment, an Incentive Stock Option must be exercised within three months of retirement or within one year of cessation of employment for disability (with no limitation in the case of death), notwithstanding any longer exercise period permitted under the terms of the Plan. The Company will not be entitled to a Federal tax deduction with respect to the grant or exercise of the Incentive Stock Option.

     If the Recipient sells the Option Shares acquired under an Incentive Stock Option before the Requisite Holding Period, he or she will be deemed to have made a "disqualifying disposition" of the shares and will realize compensation income in the year of disposition equal to the lesser of the fair market value of the shares at exercise or the amount realized on their disposition over the option price of the shares. (However, if the disposition is by gift or by sale to a related party, the compensation income must be measured by the value of the shares at exercise over the option price.) Any gain recognized upon a disqualifying disposition in excess of the ordinary income portion will constitute either short-term or long-term capital gain. In the event of a disqualifying disposition, the Company will be entitled to a Federal tax deduction in the amount of the compensation income realized by the Recipient.

     In addition to the federal income tax consequences described above, a Recipient may be subject to the alternative minimum tax, which is payable to the extent it exceeds the Recipient's regular tax. For this purpose, upon the exercise of an Incentive Stock Option, the excess of the Fair Market Value of the Option Shares over the exercise price for such shares is a tax preference item. In addition, the Recipient's basis in the Option Shares is increased by such amount for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If a Recipient is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive stock option preference) is allowed as a credit against the Recipient's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

          SARS

     SARs may be awarded with respect to both Incentive Stock Options and Nonqualified Stock Options under the Plan. A Recipient is not taxed upon the grant of an SAR. A Recipient exercising an SAR for cash will realize compensation income (subject to withholding) in the amount of the cash received. The Company is entitled to a tax deduction at the same time and to the same extent that the Recipient realizes compensation income.


TRANSFERABILITY OF THE OPTION SHARES

     GENERALLY

     The Company has registered with the United States Securities and Exchange Commission (the "Commission") the Option Shares and the Shares subject to SARs to be granted pursuant to the Plan under the Securities Act of 1993, as amended (the "Act"). Having been thus registered under the Act, the shares of stock issuable to Recipients upon exercise of Options are not "restricted" and, generally, will be freely transferable (whether in an open market transaction or in a private transaction) under the Act without need of further registration or compliance with any exemption from registration under the Act. Accordingly, the certificate evidencing the shares is not expected to bear any legend restricting transfer. However, special rules regarding transferability of the shares may apply, if a Recipient is an "affiliate" of the Company. See, "Applicability of Rule 144" below.

     APPLICABILITY OF RULE 144

     Special rules will apply to a Recipient if he is an "affiliate" of the Company, or of any parent or subsidiary of the Company, and in that event a special legend may be placed on the certificate evidencing the shares awarded. Although the Company has filed a registration statement with the Commission covering the Shares of Common Stock in the Plan, if a Recipient is an "affiliate," he may be required to sell the shares of stock obtained under the Plan pursuant to the provisions of Rule 144 of the Commission (except for the holding period requirement), including the filing of a Form 144 with the Commission prior to sale. In general, Rule 144 as currently in effect would allow any affiliate (as defined below) of the Company to publicly sell, within any three-month period, Common Stock of the Company in a number equal to the greater of (i) 1% of the total number of the Company's Common Stock then outstanding, or (ii) the average weekly reported volume of trading in the Company's Common Stock during the four calendar weeks immediately preceding the sale. Sales made in reliance upon Rule 144 also are subject to certain manner-of-sale provisions, notice requirements and the availability of current public information concerning the Company.

     An "affiliate" of the Company is defined as any person who controls, is controlled by, or is under common control with the Company. Persons who are directors or executive officers of the Company, or of any parent or subsidiary of the Company, and persons who beneficially own 10% or more of the outstanding Common Stock of the Company or of any parent or subsidiary of the Company, will be presumed to be affiliates.


BOARD RECOMMENDATION AND VOTE REQUIRED

     The Board deems approval of the Plan to be in the best interests of the Company and therefore, recommends a vote FOR the Plan. If a quorum is present at the annual meeting, the Plan will be approved upon the affirmative vote by a majority of votes cast on the proposal, provided that the total votes cast on the proposals represents a majority of the shares entitled to vote on the proposal. Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the approval of the Plan. Shares voted as abstaining will count as votes cast. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.


                                 PROPOSAL NO. 3:


                          RATIFICATION OF SELECTION OF
                    BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of BDO Seidman, LLP, independent certified public accountants, to audit the accounts for the Company for fiscal year ending December 31, 2001 ("Fiscal 2001"). The firm of BDO Seidman, LLP has audited the Company's financial statements for the past five fiscal years. The Company is advised that neither BDO Seidman, LLP nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers BDO Seidman, LLP to be well qualified for the function of serving as the Company's auditors. Tennessee law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statements to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors.


AUDIT AND NON-AUDIT FEES

     AUDIT FEES

     The aggregate fees billed by BDO Seidman LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's Forms 10- QSB and Form 10-KSB was $134,265. None of the hours expended on the engagement to audit the Company's financial statements for fiscal year 2000 were attributed to work performed by persons other than BDO Seidman LLP's full-time, permanent employees.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees were billed for  professional  services  rendered  for  information
technology  services  related  to  financial   information  systems  design  and
implementation by BDO Seidman LLP for fiscal year 2000.

     ALL OTHER FEES

     The aggregate fees billed for services rendered by BDO Seidman LLP other than for the services described above, including tax consulting, permitted internal audit outsourcing and other non-audit services, for fiscal year 2000 was $7,500. Upon consideration, the Audit Committee determined that the provision of the services other than the audit services is compatible with maintaining BDO Seidman LLP's independence.


BOARD RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors recommends that you vote in favor of the above proposal in view of the quality of the services provided by BDO Seidman, LLP, its outstanding reputation as a leading audit firm and its familiarity with the Company's financial and other affairs due to its previous service as auditors for the Company.

     A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

     Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of the Company's independent auditors.

     Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the ratification of the selection by the Board of Directors of BDO Seidman, LLP as the Company's independent certified public accountants for Fiscal 2001. Shares voted as abstaining will count as votes cast. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" Proposal No. 3 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

                             STOCKHOLDERS' PROPOSALS

     Proposals of stockholders intended to be presented at the 2002 annual meeting must be received in writing by the President of the Company at its offices by January 11, 2002 in order to be considered for inclusion in the Company's proxy statement relating to that meeting.



                                         By Order of the Board of Directors

                                         Linda Parton, SECRETARY

                                   APPENDIX A

                     TENGASCO, INC. AUDIT COMMITTEE CHARTER


          The Audit Committee shall be appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities relating to the Company's (1) financial statements and auditing, accounting and related reporting processes and (2) systems of internal controls regarding finance, accounting, legal compliance and ethics established by management and the Board.

COMPOSITION

          The Audit Committee shall consist of at least three members of the Board, each of whom shall meet the independence and experience requirements of applicable laws, regulations, and stock market rules. The members of the Audit Committee shall be appointed by the Board at the annual organizational meeting of the Board, to serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

RESPONSIBILITIES

     The Audit Committee shall:

     DOCUMENTS/REPORTS REVIEW

          - Review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements, and recommend that the audited financial statements be included in the Company's Annual Report on Form 10-K.

          - Review with management and the independent auditors the Company's quarterly financial statements.

          - Review with management and the independent auditors the significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements and discuss any other matters communicated to the Committee by the independent auditors.

          - Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     ACCOUNTING AND FINANCIAL CONTROLS FRAMEWORK

          - Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors.

          - Review with the independent auditors any management letter provided by the independent auditors and the Company's responses to that letter. Such review should include:

          - Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          - Any changes required in the planned scope of the audit.

          - The financial reporting department responsibilities and staffing.

     INDEPENDENT AUDITORS

          - Recommend to the Board the appointment of the independent auditors, which firm is ultimately accountable to the Audit Committee and the Board.

          - Approve the fees to be paid to the independent auditors.

          - Receive disclosures from the independent auditors regarding the auditors' independence required by Independence Standards Board Standard No. 1, discuss such reports with the independent auditors, and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

          - Evaluate together with the Board the performance of the independent auditors and, if so determined by the Audit Committee, recommend that the Board replace the independent auditors.

          - Meet with the independent auditors prior to the audit to review the planning and staffing of the audit.

          - Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

GENERAL AUTHORITY AND RESPONSIBILITIES

          The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

          While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

          The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

                                   APPENDIX B

                       TENGASCO, INC. STOCK INCENTIVE PLAN



                                    ARTICLE 1

                                    THE PLAN

       1.1. NAME. The name of this Plan is the Tengasco, Inc. Stock Incentive Plan.

       1.2    PURPOSE AND SCOPE.

              (a) The purposes of the Plan are to (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) encourage ownership of the Company's common stock by Employees of the Company (and any current or future Parent or Subsidiary of the Company), (iii) encourage ownership of the Company's common stock by the Company's Directors (and any current or future Parent or Subsidiary of the Company), and (iv) promote the Company's business success by creating a long term mutuality of interests between its Employees, non employee Directors, other Plan participants and the Company's shareholders.

              (b) The Plan provides for the granting of (i) Incentive Stock Options, Nonqualified Stock Options and stock appreciation rights ("SARs") to Employees; and, (ii) Nonqualified Stock Options and SARs to non employee Directors of the Company and Consultants to the Company.

       1.3 EFFECTIVE DATE AND DURATION OF PLAN. This Plan is effective for a ten year period commencing on October 25, 2000, and ending on October 24, 2010, provided that options and SARs granted under the Plan prior to the termination date shall continue to be exercisable in accordance with the terms of the Agreement granting such option or SAR beyond termination of the Plan.

                                    ARTICLE 2

                                   DEFINITIONS

       Capitalized terms in this Plan shall have the following meanings (unless the context plainly requires that a different meaning apply):

       2.1 ACT. The Securities Act of 1933, as amended from time to time, or any replacement legislation.

       2.2 AGREEMENT. Written agreement between the Company and the Recipient granting the option or SAR to the Recipient.

       2.3    BOARD. The Board of Directors of the Company.

       2.4 CODE. The Internal Revenue Code of 1986, as amended from time to time, or any replacement legislation and regulations promulgated thereunder.

       2.5 COMMITTEE. The stock option or compensation committee appointed by the Board, if one is appointed. If no Committee has been appointed, the term Committee shall mean the Board. The Committee shall consist solely of two or more Non Employee Directors as that term is defined under Regulation 240.16b 3 promulgated by the Securities and Exchange Commission.

       2.6    COMMON STOCK. The Company's $.001 par value common stock.

       2.7 COMPANY. Tengasco, Inc. and any successor to such corporation, whether by merger, consolidation, liquidation or otherwise.

       2.8 CONSULTANT. Any person engaged by the Company (or any Parent or Subsidiary) as a non employee service provider pursuant to the terms of a written contract.

       2.9    DIRECTOR. Any duly elected member of the Board.

       2.10   DISABILITY.  Permanent and total disability  within the meaning of
Section 22(e)(3) of the Code.

       2.11 EMPLOYEE. All persons employed by the Company or any Parent or Subsidiary, including officers, whether full time or part time.

       2.12 EXCHANGE ACT. The Securities Exchange Act of 1934, as amended from time to time, or any replacement legislation.

       2.13 FAIR MARKET VALUE. The closing price per share of Common Stock on the American Stock Exchange or nationally recognized securities exchange on which the stock is listed. If the stock is not listed on a generally recognized securities exchange, Fair Market Value shall be determined by the Committee in good faith, using such criteria as the Committee may, in its sole discretion, deem appropriate.

       2.14 INCENTIVE STOCK OPTION. Any stock option granted under this Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

       2.15 NONQUALIFIED STOCK OPTION. Any stock option granted under this Plan which is not intended to qualify as an Incentive Stock Option.

       2.16 OPTIONED SHARES. Those Shares subject to a stock option granted pursuant to this Plan.

       2.17 PARENT. A parent corporation, whether now or hereafter existing, within the meaning of Section 424(e) of the Code.

       2.18 PLAN. The Tengasco, Inc. Stock Incentive Plan, as amended from time to time.

       2.19 RECIPIENT. An individual who has received a stock option or SAR pursuant to this Plan.

       2.20 SHARE. One share of the Company's Common Stock, as adjusted in accordance with Section 5.7 of this Plan.

       2.20 SAR. A stock appreciation right which entitles the holder upon exercise of that right to the product of (a) the excess of the Fair Market Value of one Share on the date of exercise over the price per share established by the Committee (in its sole discretion) for the grant and (b) the number of Shares subject to the grant, payable in either Shares, cash or a combination of the two, as provided in Section 5.4(b).

       2.21 SUBSIDIARY. A subsidiary corporation, whether now or hereafter existing, within the meaning of Section 424(f) of the Code.

                                    ARTICLE 3

                               PLAN ADMINISTRATION

       3.1    ADMINISTRATION.

              (a) The Plan shall be administered by the Committee. The Committee shall have the authority, in its sole discretion, including, but not limited to, determining the individuals who shall receive options and SARs; the times when they shall receive them; whether an option shall be an Incentive or a Nonqualified Stock Option; whether an SAR shall be granted separately, in tandem with or in addition to an option; the number of shares to be subject to each option and SAR; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole, in part or in installments, and if in installments, the number of shares to be subject to each installment; whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option and the base price of each SAR; the form of payment of the exercise price; the form of payment by the Company upon the Recipient's exercise of an SAR; whether to require that the Recipient remain in the employ of the Company or its Subsidiary for a period of time from and after the date the option or SAR is granted to him; the amount necessary to satisfy the Company's obligation to withhold taxes; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; to subject the exercise of all or any portion of an option or SAR to the fulfillment of contingencies as specified in the Agreement, including without limitations, contingencies relating to financial objectives (such as earnings per share, cash flow return, return on investment or growth in sales) for a specified period for the Company, and/or the period of continued employment of the Recipient with the Company or its Subsidiary, and to determine whether such contingencies have been met; to construe the respective Agreements granting such options and

SARs; with the consent of the Recipient, to cancel or modify an option or SAR, provided such option or SAR as modified would be permitted to be granted on such date under the terms of the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to herein shall be conclusive.

              (b) Options and SARs granted under this Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

              (c) The Committee shall endeavor to administer the Plan and grant options and SARs hereunder in a manner that is compatible with the obligations of persons subject to Section 16 of the Exchange Act, although compliance with Section 16 is the obligation of the Recipient, not the Company. Neither the Committee, the Board, nor the Company can assume any legal responsibility for a Recipient's compliance with his obligations under Section 16 of the Exchange Act.

              (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any option or SAR granted hereunder.


                                    ARTICLE 4

                             ELIGIBILITY FOR GRANTS

       4.1    ELIGIBILITY AND TERMS OF GRANTS.

              (a) The Committee shall have full discretionary authority to determine the persons eligible to receive an option or SAR.

              (b) In determining the persons to whom options or SARs shall be granted and the number of shares to be covered by each option or SAR, the Committee shall take into account the duties of the respective persons, their past, present and potential contributions to the success of the Company, and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

              (c) A Recipient shall be eligible to receive more than one grant of an option or SAR during the term of the Plan, on the terms and subject to the restrictions set forth herein.

       4.2    GRANTING OF OPTIONS.

              (a) The granting of any option or SAR shall be entirely in the discretion of the Committee and nothing in the Plan shall be construed as giving any Employee, Director or Consultant any right to participate under this Plan or to receive any option or right under it.

              (b) The Committee may, in its sole discretion, accept the cancellation of outstanding options or SARs in return for the grant of new options or SARs for the same or different number and at the same or different option price.


                                    ARTICLE 5

                               GENERAL PROVISIONS

       5.1    STOCK SUBJECT TO PLAN.

              (a) The stock subject to options or SARs hereunder shall be shares of Common Stock. Such shares, in whole or part, may be authorized but unissued shares, reacquired shares or both. The aggregate number of shares of Common Stock as to which options and SARs may be granted from time to time under the Plan shall not exceed 1,000,000, subject to adjustment as provided in
Section 5.7 hereof. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan

              (b) Any shares subject to an option or SAR which for any reason expire, are canceled or are terminated unexercised (other than those which expire, are canceled or terminated pursuant to the exercise of a tandem SAR or option) shall again become available for the granting of options or SARs under the Plan. The number of shares of Common Stock underlying that portion of an option or SAR which is exercised (regardless of the number of shares actually issued) shall not again become available for grant under the Plan.

       5.2 TERMS AND CONDITIONS; AGREEMENTS. Each option or SAR granted under this Plan shall be evidenced by a written agreement (the "Agreement") between the Company and the Recipient. The Agreement shall be in the form determined by the Committee in its discretion and shall be subject to such amendment or modification from time to time as the Committee shall deem necessary or appropriate to comply with or take advantage of applicable laws or regulations. Each Agreement shall specifically identify the portion, if any, of the option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Nonqualified Stock Option. Each Agreement shall comply with and be subject to the following terms and conditions:

              (a) NUMBER OF SHARES. Each Agreement shall state the number of shares covered by the option or SAR.

              (b)    EXERCISE PRICE AND BASE PRICE.

                     (1) Each Agreement shall state the exercise price for the option or the base price for the SAR which price shall be determined by the Committee.

                     (2) The date on which the Committee adopts a resolution expressly granting an option or SAR shall be considered the day on which such option or SAR is granted, unless a future date is specified in the resolution, and the Fair Market Value of the Common Stock to which such option or SAR relates shall be determined at the close of the day on which the resolution is adopted, unless another value and/or another date is specified in the resolution.

              (c) TERM. Each Agreement shall state the period during and times at which the option or SAR shall be exercisable, in accordance with the following limitations:

                     (1) The date on which the Committee adopts a resolution expressly granting an option or SAR shall be considered the day on which such option or SAR is granted, although such grant shall not be effective until the Recipient has executed an Agreement with respect to such option or SAR.

                     (2) Subject to the provisions of section 7.4 hereof, the exercise period of any option or SAR shall not exceed ten (10) years from the date of the grant of the option or SAR.

                     (3) The Committee shall have the authority to accelerate or extend the exercisability of any outstanding option or SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. No exercise period may be so extended to increase the term of an option or SAR beyond ten (10) years from the date of the grant.

                     (4) The exercise period shall be subject to earlier termination as provided in Sections 5.5 and 5.6 hereof, and furthermore, shall be terminated upon surrender of the option or SAR by the Recipient if such surrender has been authorized in advance by the Committee.

       5.3 NOTICE OF INTENT TO EXERCISE OPTION OR SAR. An option or SAR granted under the Plan may be exercised in whole or in part by notifying the Company (or its designee) in the manner and upon the terms as may be provided in the Agreement.

       5.4    EXERCISE OF OPTION OR SAR.

              (a) Upon receipt by the Company (or its designee) of the notice provided in Section 5.3, an option shall deemed to be exercised as to the number of Shares specified in such notice and Shares in that amount shall be issued to the Recipient upon payment to the Company of the amount specified in Section 6.2 or 7.5, whichever is applicable. The option purchase price shall be paid in full upon exercise unless the Agreement permits installment payments. The purchase price for the option shall be paid in cash, or in shares of Common Stock having a Fair Market Value equal to such option price, or in property or in a combination of cash shares and property and, subject to approval of the Committee, may be effected in whole or in part with funds received from the Company at the time of exercise as a compensatory cash payment. The Committee shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the Optioned Shares.

              (b) Upon receipt by the Company (or its designee) of the notice provided in Section 5.3 of the exercise of a SAR, the SAR shall deemed to be exercised as to the number of Shares specified in the notice and the Committee shall (as it may determine in its sole discretion) issue to the Recipient either
(1) Shares of Common Stock based on the Fair Market Value on the date of payment (with any fractional Shares to be paid in cash), (2) cash or (3) a combination of Shares and cash, equal in value (in United States dollars) to the amount payable under the SAR. Any cash payment to be made by the Company under this Section may, as determined by the Committee in its sole discretion, be payable in installments over a period of no more than 6 months.

       5.5 TERMINATION. Except as provided herein or in the Agreement, an option or SAR may not be exercised unless the Recipient then is an Employee or Director of or consultant to the Company (or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming the option or SAR in a transaction to which Section 424(a) of the Code applies), and unless the Recipient has remained continuously as an Employee or officer or Director or consultant to the Company since the date of grant of the option or SAR.

              (a) Unless otherwise provided in the Agreement, if the Recipient ceases to be an Employee or Director of, or consultant to, the Company (other than by reason of death, Disability or retirement), all options and SARs theretofore granted to such Recipient that are exercisable at the time of such cessation may, unless earlier terminated in accordance with their terms, be exercised within three months after such cessation; provided, however, that if the employment or consulting relationship of a Recipient shall terminate, or if a Director shall be removed, for cause, all options and SARs theretofore granted to such Recipient shall to the extent not previously exercised, terminate immediately. Any such determination by the Committee as to whether termination is for cause shall be final and biding upon the Recipient.

              (b) Options and SARs granted under the Plan shall not be affected by any change in the status of a Recipient so long as he continues to be associated with the Company or its Subsidiary.

              (c) Nothing in the Plan or in any Option or SAR granted hereunder shall confer upon a Recipient any right to continue in the employ of or maintain any other relationship with the Company or interfere in any way with the right of the Company to terminate such employment or other relationship between the Recipient and the Company.

       5.6 DEATH, DISABILITY OR RETIREMENT OF RECIPIENT. Unless otherwise provided in the Agreement, if a Recipient shall die while an Employee or Director of or a consultant to the

Company, or if the Recipient's employment, officer status or consulting relationship shall terminate by reason of Disability or retirement, all options or SARs theretofore granted to such Recipient, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised by the Recipient or by the Recipient's estate or by a person who acquired the right to exercise such options or SARs by bequest or inheritance or otherwise by reason of the death or Disability of the Recipient, at any time within one year after the date of death, Disability or retirement of the Recipient; provided, however, that in the case of Incentive Stock Options such one year period shall be limited to three months in the case of retirement.

       5.6    NON TRANSFERABILITY OF OPTIONS; RESTRICTIONS ON TRANSFERABILITY .

              (a) No option or SAR granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, or qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, and options and SARs may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Notwithstanding the foregoing, at the discretion of the Committee, Nonqualified Stock Options may be transferred in a transaction for estate planning purposes.

              (b) Any attempted sale, pledge, assignment, hypothecation or other transfer of an option contrary to the provisions hereof and/or the levy of any execution, attachment or similar process upon an option, shall be null and void and without force or effect and shall result in a termination of the option.

              (c) As a condition to the transfer of any shares of Common Stock issued upon exercise of an option granted under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Act or any other applicable securities laws or that such transfer has been registered under Federal and all applicable state securities laws. Further, the Company shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Company any Federal, state or local tax owed by the Recipient as a result of exercising the

Option or SAR or disposing of any Common Stock when the Company has a legal liability to satisfy such tax. The Company shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Act, the Exchange Act, or under any other state, federal or provincial law, rule or regulation. The Company is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. Furthermore, the Company will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

       5.7    RECAPITALIZATION; EFFECT OF OTHER CHANGES.

              (a) Subject to any required action by the shareholders of the Company, the aggregate number of Shares for which options may be granted hereunder, the number of Shares covered by any outstanding option or SAR, and the price per Share thereof under each such option or SAR shall be proportionately adjusted for the following: (a) any dividend or other distribution declared as to Common Stock which is payable in Shares: and (b) an increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or reverse split of shares, recapitalization or other capital adjustment. All fractional Shares or other securities which result from such an adjustment shall be eliminated and not carried forward to any subsequent adjustment.

              (b) In the event of the proposed dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, split up, split off or spin off, or a merger or consolidation of the Company with another corporation, the Committee may provide that the holder of each option and SAR then exercisable shall have the right to exercise such Option or SAR (at its then current exercise price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of Shares of

Common Stock for which such option or SAR might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation.

              (c) Paragraph (b) of this Section 5.7 shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Shares of Common Stock (excluding a change in par value, or from no par value to par value, or any change as a result of a subdivision or combination, but including any change in such Shares into two or more classes or series of shares), the Committee may provide that the Recipient of each option or SAR then exercisable shall have the right to exercise such option or SAR solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such option or SAR might have been exercised.

              (d) Except as expressly provided in this Section 5.7, the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class other than the Company's Common Stock, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class other than the Company's Common Stock, or by reason of any dissolution, liquidation, merger, or consolidation or spin off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, other than the Company's Common Stock, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option or SAR. The grant of an option or SAR pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

              (e) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

       5.8    NO RIGHTS AS A SHAREHOLDER; NON DISTRIBUTIVE INTENT.

              (a) Neither a Recipient of an option, nor such Recipient's legal Representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to any shares subject to such option until after the option is exercised and the shares are issued.

              (b) No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 5.7 hereof.

              (c) Upon exercise of an option at a time when there is no registration statement in effect under the Act relating to the shares issuable upon exercise, Shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Company that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Company with sufficient information to establish an exemption from the registration requirements of the Act.

       5.9 CONVERSION OF OUTSTANDING OPTIONS TO SARS. The Company may, in its sole discretion and without the consent of the Recipient, elect at any time to convert any option granted under the Plan to a SAR. In the event of such an election, any converted SAR shall remain in effect until the option involved would have expired under the terms of the Agreement with the Recipient. The base price of such SAR shall be determined using the Fair Market Value of the Shares subject to the option on the date the option was first granted. Notice of such an election shall be provided to the Recipient as soon as feasible after the date of the election.

       5.10 WITHDRAWAL. A Recipient may at any time elect in writing to abandon an option or SAR with respect to the number of Shares as to which the option or SAR shall not have been exercised.

       5.11   COMPLIANCE WITH APPLICABLE LAWS AND ARTICLES OF INCORPORATION.

              (a) The Company shall have the right to place appropriate legends upon the certificate for any Shares issued pursuant to this Plan and take such other acts as it may deem necessary or appropriate to ensure that the issuance of Optioned Shares or the exercise of a SAR complies with applicable provisions of Federal and state securities laws.

              (b) The Company shall not be obligated to issue Shares under any option or in payment of any SAR granted under this Plan that would violate any law. Each Recipient may be required to make representations, enter into restrictive agreements, or take such other actions as may be deemed necessary or appropriate by the Company to ensure compliance with applicable law and the Company's Articles of Incorporation and By laws.

                                    ARTICLE 6

                  SPECIAL RULES FOR NONQUALIFIED STOCK OPTIONS

       6.1 OPTION PRICE. The purchase price of Shares subject to a Nonqualified Stock Option shall be determined by the Committee at the time the option is granted; provided, that the purchase price shall not be less than 85% of the Fair Market Value of such Shares on the date of the grant.

       6.2 PAYMENT UPON EXERCISE OF OPTION. The amount to be paid by the Recipient upon exercise of a Nonqualified Stock Option shall be the full purchase price for the Shares involved provided in the Agreement to be paid in the manner determined by the Committee, together with the amount of any required federal, state, and local tax withholding (as determined by the Committee in its sole discretion). The Committee may, in its sole discretion, permit a Recipient to elect to pay the required tax withholding by having the Company withhold Shares having a Fair Market Value at the time of exercise equal to the amount required to be withheld. An election by a Recipient to have shares withheld for this purpose will (together with such additional restrictions as the Company may impose) be subject to the following:

              (a) If a Recipient has received multiple option grants, a separate election must be made for each grant;

              (b) The election must be made prior to the date the option is exercised;

              (c)    The election will be irrevocable;

              (d)    The election may be rejected by the Company;

              (e) If the Recipient is an "officer" of the Company within the meaning of Section 16 of the Exchange Act ("Section 16") as defined in Rule 16a 1(f) promulgated by the Securities Exchange Commission, the election may not be made within six months following the grant of the option; and,

              (f) If the Recipient is an "officer" of the Company within the meaning of Section 16, the election must be made either six months prior to the day the option is exercised or during the period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such date.


                                   ARTICLE 7

                   SPECIAL RULES FOR INCENTIVE STOCK OPTIONS

       7.1 CONFORMANCE WITH CODE REQUIREMENTS. Incentive Stock Options granted under this Plan shall conform to, be governed by, and be interpreted in accordance with Section 422 of the Code and any regulations thereunder including, without limitation, those provisions of Section 422 of the Code that prohibit an option by its terms to be exercisable after ten (10) years from the date that it was granted. All Incentive Stock Options granted under the Plan shall at the time of the grant be specifically designated as such in the Agreement. Only Employees may be granted Incentive Stock Options. To the extent that any option granted as an Incentive Stock Option fails to conform to the applicable requirements, it shall be treated and honored by the Company as a Nonqualified Stock Option.

       7.2 OPTION PRICE. The purchase price of each Share optioned under the Incentive Stock Option provisions of this Plan shall be determined by the Board in its sole discretion but shall, in no event, be less than the Fair Market Value on the date of grant.

       7.3 LIMITATION ON AMOUNT OF INCENTIVE STOCK OPTION. The aggregate Fair Market Value (determined on the date of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time during any calendar year under all plans of the Company (and any Parent or Subsidiary) shall not exceed $100,000 (or such other limit as may be established by law from time to time).

       7.4 LIMITATION ON GRANTS TO SUBSTANTIAL SHAREHOLDERS. An Employee may not, immediately prior to the grant of an Incentive Stock Option hereunder, own stock in the Company representing more than ten percent (10%) of the total voting power of all classes of stock of the Company (after taking into account the attributions rules of Section 424(d) of the Code) unless the per share option price specified by the Board for the Incentive Stock Options granted such an Employee is at least one hundred ten percent (110%) of the Fair Market Value of the Company's stock on the date of grant and such option, by its terms, is not exercisable after the expiration of five (5) years from the date such option is granted. For purposes of this limitation, Section 424(d) of the Code governs the attributes of stock ownership.

       7.5 PAYMENT UPON EXERCISE OF OPTION. The amount to be paid by the Recipient upon exercise of an Incentive Stock Option shall be the full purchase price thereof provided in the Agreement to be paid in the manner determined by the Committee.

                                    ARTICLE 8

                            AMENDMENT AND TERMINATION

       8.1    AMENDMENT.

              (a) The Committee shall have the right to amend the Plan at any time and from time to time; provided, that no such amendment of the Plan shall, without stockholder approval, (1) increase the number of shares which may be issued under the Plan as set forth in Section 5.1, (2) change in any way the class of employees eligible to receive Incentive Stock Options under the Plan,
(3) extend the duration of the Plan, or (4) be effective if stockholder approval of the amendment is required at such time in order for the Plan's stock options or SARs to qualify for any available exemption from Section 16 of the Exchange Act or by any other applicable law, regulation, rule of order.

              (b) No amendment may be made that would cause options granted hereunder not to qualify as Incentive Stock Options under the Code or would cause options or SARs under the Plan not to qualify for exemption under Section 16 of the Exchange Act.

              (c) No amendment of the Plan shall, without the written consent of the holder of an option or SAR awarded under the Plan prior to the date of the amendment or termination adversely affect the rights of such holder with respect to such option or SAR.

              (d) Notwithstanding anything herein or in any Agreement to the contrary, the Committee shall have the power to amend the Plan in any manner deemed necessary or advisable for options or SARs granted under the Plan to qualify to be treated as Incentive Stock Options under the Code or for any exemption provided under Section 16 of the Exchange Act and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options previously granted under the Plan. In the event of such an amendment to the Plan, the holder of any option or SAR outstanding under the Plan shall, upon request of the Committee and as a condition for exercising of such option or SAR, execute a conforming amendment in the form prescribed by the Committee to the Agreement within such reasonable period of time as the Committee shall specify in such request.

       8.2 TERMINATION. The Committee shall have the right to terminate the Plan at any time; provided, that no such termination shall terminate any outstanding option or SAR previously granted under the Plan or adversely affect the rights of such holder without his or her written consent. No new options or SARs may be granted under the Plan on or after the date of termination.


                                    ARTICLE 9

                  FOREIGN EMPLOYEES, DIRECTORS AND CONSULTANTS

       9.1 OPTION GRANTS TO FOREIGN NATIONALS. The Committee may grant Options and SARs under this Plan to eligible Employees, Directors or consultants who are foreign nationals on such additional or different terms and conditions as may in the judgment of the Committee, in its sole discretion, be necessary or appropriate to comply with the provisions of any applicable laws of a foreign country.


                                   ARTICLE 10

                                  MISCELLANEOUS

       10.1 ADOPTION BY BOARD; APPROVAL OF SHAREHOLDERS. This Plan was approved by the Board effective October 25, 2000. Until and unless this Plan is approved by the shareholders of the Company within twelve (12) months of the date the Plan was approved by the Board, as required by section 422(b) of the Code, this Plan and the options granted hereunder shall remain effective, but the reference herein to Incentive Stock Options shall not be effective and all options granted under the Plan shall be Nonqualified Stock Options.

       10.2 ASSUMPTION. Subject to the provisions of Section 5.7 hereof, the terms and conditions of any outstanding option or SAR granted pursuant to this Plan shall be assumed by, be binding upon and shall inure to the benefit of any successor corporation to the Company and shall, to the extent applicable, continue to be governed by the terms and conditions of this Plan. Such successor corporation may, but shall not be obligated to, assume this Plan.

       10.3 TERMINATION OF RIGHT OF ACTION. Every right of action arising out of or in connection with the Plan by or on behalf of the Company, or by any shareholder of the Company against any past, present or future member of the Board or the Committee, or against any Employee, or by an Employee (past, present or future) against the Company, irrespective of the place where an action may be brought and of the place of residence of any such shareholder, Director or Employee, will cease and be barred by the expiration of three (3) years from the date of the act or omission in respect of which such right of action is alleged to have arisen or such shorter period as may be provided by law.

       10.4 TAX LITIGATION. The Company shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Committee believes to be important to holders of options and SARs granted under this Plan and to conduct any such contest or litigation arising therefrom to a final decision.

       10.5 NO RESTRICTIONS ON ADOPTION OF OTHER PLANS. Nothing in this Plan shall restrict the Company's rights to adopt other option plans pertaining to any or all of the Employees, Directors or Consultants covered under this Plan or other Employees, Directors or Consultants not covered under this Plan.

       10.6 COSTS AND EXPENSES. Except as provided herein, all costs and expenses of administering the Plan shall be paid by the Company.

       10.7 PLAN UNFUNDED. This Plan shall be unfunded. Except for the Company's reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any grant under the Plan.

       10.8 GOVERNMENT REGULATIONS. The rights of Recipients and the obligations of the Company hereunder shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental agency.

       10.9 PROCEEDS FROM SALE OF STOCK. Proceeds of the purchase of Optioned Shares by a Recipient may be used by the Company for any business purpose.

       10.10 GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Tennessee.

       10.11 INVALIDITY. If any provision of the Plan shall be held invalid or unlawful for any reason, such event shall not affect or render invalid or unenforceable the remaining provisions of the Plan.

                        * * * * * * * * * * * * * * * * *

                                 TENGASCO, INC.

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Malcolm E. Ratliff and Linda Parton as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.001 par value per share, of Tengasco, Inc. (the "Company") held of record by the undersigned on May 4, 2001 at the Annual Meeting of stockholders to be held at Club LeConte, First Tennessee Plaza, 800 South Gay Street, Knoxville, TN 37929, on Tuesday, June 26, 2001, at 10:00 A.M. local time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

PLEASE MARK BOXES / / IN BLUE OR BLACK INK.


1. Election of Directors: Joseph E. Armstrong, Benton L. Becker, Edward W.T. Gray III, Robert D. Hatcher, Jr., Shigemi Morita, Malcolm E. Ratliff and Allen
H. Sweeney.

     (MARK ONLY ONE OF THE TWO BOXES FOR THIS ITEM)

     / / VOTE FOR all nominees named above except those who may be named on these two lines:

     ------------------------------------------------------------


     ------------------------------------------------------------

                                      (OR)

     / /  VOTE WITHHELD as to all nominees named above.


2.   Proposal to approve the Tengasco, Inc. Stock Incentive Plan:

     FOR / /      AGAINST / /      ABSTAIN / /


3. Proposal to ratify appointment of BDO Seidman, LLP as the Company's independent certified public accountants:

     FOR / /      AGAINST / /      ABSTAIN / /

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted "FOR" Proposals 1, 2 and 3.


     PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

     PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                          Dated: _______________________ , 2001


                                          X ____________________________
                                             Signature


                                          X _____________________________
                                             Print Name(s)


                                          X ____________________________
                                             Signature, if held jointly